Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Lannett Company, Inc. (the “Company”) on Form 10-Q for the quarter ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Arthur P. Bedrosian, the President and Chief Executive Officer of the Company, and I, Martin P. Galvan, the Vice President of Finance, Chief Financial Officer and Treasurer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                       The Report complies with the requirements of Section13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 8, 2013	/s/ Arthur P. Bedrosian
Arthur P. Bedrosian,
President and Chief Executive Officer

Dated: February 8, 2013	/s/ Martin P. Galvan
Martin P. Galvan,
Vice President of Finance, Chief Financial Officer and Treasurer